UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Summit Midstream Corporation
(Name of Registrant as Specified in Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.
☒	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SPECIAL MEETING OF STOCKHOLDERS OF SUMMIT MIDSTREAM CORPORATION November 29, 2024 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING - The Special Meeting will be held in a virtual-only format this year. To attend the virtual meeting, please visit https://web.lumiconnect.com/275506380 (password summit2024) and be sure to have your control number available. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: Our proxy statement is available at http://www.astproxyportal.com/ast/29242 Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. 00030003000000000100 6 112924 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. Issuance Proposal - To consider and vote upon a proposal to approve, for purposes of complying with NYSE rules, the issuance of up to 7,471,008 shares of the Company’s Class B common stock, together with up to 7,471,008 common units of Summit Midstream Partners, LP, pursuant to the Business Contribution Agreement dated as of October 1, 2024, by and among the Company, Summit Midstream Partners, LP and Tall Oak Midstream Holdings, LLC. 2. Adjournment Proposal - To consider and vote upon a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Issuance Proposal. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting and any postponements or adjournments thereof. This proxy when properly executed will be voted as directed herein by the undersigned. If no direction is made, this proxy will be voted FOR Proposals 1 and 2. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.